UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Earliest Event Reported: November 16, 2020

General Moly, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32986	91-0232000
(State or other jurisdictionof incorporation)	(Commissionfile number)	(IRS employeridentification no.)

1726 Cole Blvd., Suite 115

Lakewood, CO 80401

(Address of principal executive offices, including zip code)

(303) 928-8599

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 210.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GMO	Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01
Entry into a Material Definitive Agreement.

The information set forth below under Item 1.03 of this Current Report on Form 8-K regarding the DIP Credit Agreement and the Restructuring Support Agreement (each as defined below) is incorporated herein by reference.

Item 1.03
Bankruptcy or Receivership.

Chapter 11 Filing

On November 18, 2020 (the “Petition Date”), General Moly, Inc. (the “Company” or the “Debtor”) filed a voluntary petition (the “Chapter 11 Petition”) under chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Colorado (the “Bankruptcy Court”). The Debtor’s chapter 11 case is captioned “In re: General Moly, Inc.” and was assigned case number 20-17493-EEB (the “Chapter 11 Case”).

The Debtor filed motions with the Bankruptcy Court seeking authorization to continue to operate its business as a “debtor-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court. To ensure its ability to continue operating its businesses, the Debtor is seeking approval of the Bankruptcy Court of a variety of “first day” motions, including motions to obtain customary relief intended to ensure the Debtor’s ability to continue its ordinary operations after the filing date, approve a debtor-in-possession credit facility in an aggregate principal amount of $1,400,000, and set a timeline for the Chapter 11 Case, culminating in confirmation of a plan of reorganization by February 12, 2021.

DIP Credit Agreement

On November 18, 2020 and prior to the filing of the Chapter 11 Petition, the Company entered into a Debtor-In-Possession Credit Agreement (the “DIP Credit Agreement”) with New Moly LLC, as agent and minority lender, and Bruce D. Hansen and Bong T. Hansen, as minority lenders (collectively, the “DIP Lenders”) pursuant to which, and subject to the satisfaction of certain customary conditions, including the approval of the Bankruptcy Court, the DIP Lenders have agreed to provide the Company with a credit facility (the “DIP Facility”) in an aggregate principal amount of $1,400,000.

The DIP Facility includes conditions precedent, representations and warranties, affirmative and negative covenants and events of default customary for financings of this type and size. Pursuant to the DIP Credit Agreement, initial funding of $400,000 under the DIP Facility will be made upon satisfaction of certain conditions, including entry of an interim order by the Bankruptcy Court approving the DIP Facility on an interim basis, with further funding to be advanced based on additional specified milestones. The DIP Facility will be used to fund working capital and general corporate requirements of the debtor (including ongoing operations, legal fees, accounting/reporting costs and D&O insurance) bankruptcy-related costs and expenses (including interest, fees, and expenses), and other payments required under the chapter 11 reorganization plan.

The foregoing description of the DIP Credit Agreement and the DIP Facility is not complete and is qualified in its entirety by reference to the full text of the DIP Credit Agreement, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Restructuring Support Agreement

On November 18, 2020, the Company entered into a Restructuring Support Agreement (the “Restructuring Support Agreement”) with the DIP Lenders, certain of its bondholders (the “Consenting Bondholders”) and other related parties (the “Additional RSA Support Parties”). The Restructuring Support Agreement contemplates agreed-upon terms for a pre-arranged chapter 11 plan of reorganization (the “Plan”).

Under the Restructuring Support Agreement, the Consenting Bondholders have agreed, subject to certain terms and conditions, to support a financial restructuring (the “Restructuring”) of the existing debt of, existing equity interests in, and certain other obligations of the Company, pursuant to the Plan to be filed in the Chapter 11 Case.

The Plan will be based on the restructuring term sheet attached to and incorporated into the Restructuring Support Agreement (the “Plan Term Sheet”) (such transactions described in, and in accordance with the Restructuring Agreement and the Plan Term Sheet, the “Restructuring Transactions”), which, among other things, contemplates:

●
conversion of the Debtor’s obligations to the DIP Lenders into common equity in the reorganized Debtor;

●
an election by bondholders with claims in aggregate of less than $50,000 to receive 75% of the aggregate amount of their allowed claims in cash or by distribution of common equity in the reorganized Debtor;

●
receipt by bondholders with claims aggregating $50,000 or more of 75% of the aggregate amount of their allowed claims by distribution of common equity in the reorganized debtor;

●
receipt by trade creditors of 75% of the aggregate amount of their allowed claims in cash upon the effective date of the Plan;

●
treatment for allowed claims of the Debtor’s employees;

●
cancellation of issued and outstanding preferred and common stock of the Company;

●
the negotiation of definitive documentation for the amendment and modification of that Lease Agreement dated effective October 19, 2005 between Mount Hope Mines, Inc., as lessor, and the Company, as lessee, as amended and assigned to Eureka Moly, LLC (“Eureka Moly”) for the lease of certain real property and associated mineral rights, as contemplated in a lease amendment term sheet attached to and incorporated into the Restructuring Support Agreement;

●
the sale of Eureka Moly assets, deferral of certain returns on capital contributions, and other agreements with POS-Minerals Corporation (“POSCO”) , as contemplated in a term sheet with POSCO attached to and incorporated into the Restructuring Support Agreement;

●
the formation of New Moly LLC, pursuant to the terms set forth in an operating agreement term sheet attached to and incorporated into the Restructuring Support Agreement;

●
the contribution of shares by the equity holders of the reorganized Debtor to New Moly in exchange for equity in New Moly and Avanti Kitsault Mine Ltd.’s contribution to New Moly of its 100% direct interest in the Kitsault molybdenum mine, a previously producing primary molybdenum mine located in northern British Columbia, in exchange for equity in New Moly;

●
the filing by the Company of the Plan and associated disclosure statement with the Bankruptcy Court on or before December 4, 2020;

●
the entry into definitive documentation for the Restructuring Transactions and approval of the Plan disclosure statement on or before January 6, 2021; and

●
the Company obtaining confirmation of the Plan, which shall be on terms consistent with the Restructuring Support Agreement and the Term Sheet, no later than February 12, 2021.

In accordance with the Restructuring Support Agreement, the Consenting Bondholders agreed, among other things, to: (i) support the Restructuring Transactions as contemplated by, and within the timeframes outlined in, the Restructuring Support Agreement and the definitive documents governing the Restructuring Transactions; (ii) not take any action, directly or indirectly, that is reasonably likely to interfere with acceptance, implementation, or consummation of the Restructuring Transactions; (iii) vote each of its claims against the Company to accept the Plan; and (iv) not transfer any claims against the Company held by each Consenting Bondholder except with respect to limited and customary exceptions, including requiring any transferee to either already be bound or become bound by the terms of the Restructuring Support Agreement.

In accordance with the Restructuring Support Agreement, the Company agreed, among other things, to: (i) act in good faith and use commercially reasonable efforts to support and successfully complete the solicitation of votes to approve the Plan, in accordance with the terms of the Restructuring Support Agreement; (ii) negotiate in good faith the definitive documents governing the Restructuring Transactions, and any amendments and modifications thereto as may be reasonably necessary and appropriate to obtain entry of a Bankruptcy Court order confirming the Plan; and (iii) do all things reasonably necessary and appropriate in furtherance of confirming the Plan and consummating the Restructuring in accordance with, and within the time frames contemplated by, the Restructuring Support Agreement, in each case to the extent consistent with, upon the advice of counsel, the fiduciary duties of the board of directors of General Moly.

The Restructuring Support Agreement may be terminated upon the occurrence of certain events, including:

●
the failure to meet specified milestones related to (a) the solicitation of votes to approve the Plan, (b) entry of orders relating to the DIP Facility, (c) filing of the Plan and Plan disclosure statement, (d) entry into definitive documentation relating to the Restructuring Transactions, (e) confirmation of the Plan, or (f) consummation of the Plan;

●
appointment of an examiner or trustee; and

●
conversion of the Chapter 11 Case to a case under chapter 7 of the Bankruptcy Code.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Restructuring Support Agreement, a copy of which is filed herewith as Exhibit 10.2 and is incorporated herein by reference.

Item 2.03
Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.03 of this Current Report on Form 8-K regarding the DIP Credit Agreement is incorporated herein by reference.

Item 2.04
Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The filing of the Chapter 11 Petition constitutes an event of default that accelerated the Company’s obligations under its outstanding 12% Senior Promissory Notes due 2022 and 13% Senior Promissory Notes due 2022 (collectively, the “Senior Notes”). As of the Petition Date, the Company had an aggregate of $8.2 million of Senior Notes outstanding.

In addition, the Company’s outstanding Series A Convertible Preferred Stock and Series B Convertible Preferred Stock become mandatorily redeemable on the date the Senior Notes become due and payable. The redemption price is the original issue price of $100 per share, plus accrued and unpaid dividends. As of the Petition Date, the Company had 9,000 shares of Series A Convertible Preferred Stock outstanding and 4,000 shares of Series B Convertible Preferred Stock outstanding.

Pursuant to Section 362 of the Bankruptcy Code, the filing of the Chapter 11 Petition automatically stayed most actions against the Debtor, including actions to collect indebtedness incurred prior to the Petition Date or to exercise control over the Debtor’s property. Subject to certain exceptions under the Bankruptcy Code, the filing of the Chapter 11 Petition also automatically stayed the continuation of most legal proceedings or the filing of other actions against or on behalf of the Debtor or its property to recover on, collect or secure a claim arising prior to the Petition Date or to exercise control over property of the Debtor’s bankruptcy estates, unless and until the Bankruptcy Court modifies or lifts the automatic stay as to any such claim. Notwithstanding the general application of the automatic stay described above, governmental authorities may determine to continue actions brought under their police and regulatory powers.

Item 3.01
Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 17, 2020, Company received a letter from the Toronto Stock Exchange (the “TSX”), indicating that trading of the Company’s common stock on the TSX had been suspended pending a review of the eligibility for continued listing of the Company’s common stock. The TSX notified the Company that its Continued Listing Committee will meet on November 26, 2020 to consider whether or not to delist the Company’s common stock pursuant to the TSX’s delisting criteria relating to insolvency or bankruptcy proceedings (Section 708) and financial condition and/or operating results (Sections 709 and 710(a)(i)).

The OTC Pink Open Market also halted trading in the Company’s common stock on November 17, 2020.

Item 5.02
Departure of Directors or Certain Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 16, 2020, each of Mark A. Lettes and Gary A. Loving resigned from their positions as directors of the Company, effective upon the filing of the Chapter 11 Petition.

On November 18, 2020, Bruce D. Hansen, the Chief Executive Officer and Chief Financial Officer and a director of the Company, have been separated from his positions as a director and officer of the Company, and Robert I. Pennington, the Company’s Chief Operating Officer, have been separated from his position as an officer of the Company, effective upon the filing of the Chapter 11 Petition.

On November 18, 2020, Thomas M. Kim of r2 Advisors, LLC, the Company’s Chief Restructuring Officer since September 2020, was also named as Interim Chief Executive Officer of the Company, effective upon the filing of the Chapter 11 Petition. Mr. Kim, 58, is the managing director of r² Advisors LLC, which he founded in 2004, and has worked in the turnaround or insolvency industry since 1988. He has been involved with troubled companies as a bankruptcy lawyer, business analyst and as a turnaround practitioner. Prior to founding r² Advisors LLC, he was an originator and asset manager with Republic Financial Corporation, a private investment company based in Denver, where he recovered troubled loans and performed valuations of distressed companies from an investor’s perspective. Prior to Republic, Mr. Kim was an attorney with LeBoeuf, Lamb, Greene & MacRae, LLP, where he practiced bankruptcy and corporate law. He holds a Bachelor of Science in economics from the University of Utah and a J.D. and MBA from the School of Law and the School of Business Administration at Santa Clara University.

On November 19, 2020, Siong Tek (“Terry”) Lee notified the Company of his resignation from the board of directors, effective immediately.

Item 7.01
Regulation FD Disclosure.

On November 18, 2020, the Company issued a press release in connection with the filing of the Chapter 11 Petition. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The Company cautions that trading in the Company’s securities (including, without limitation, its common stock) during the pendency of the Chapter 11 Petition is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders of the Company’s securities in the Chapter 11 Petition.

Court filings and other documents related to the court-supervised process are available at https://cases.stretto.com/generalmoly, or by calling the Company’s claims agent, Stretto, at (855) 435-7795 (toll-free) or (949) 358-6802 (international) or by sending an email to TeamGeneralMoly@stretto.com.

The information furnished in this Item 7.01 of this Current Report on Form 8-K and the press release attached hereto as Exhibit 99.1 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 9.01
Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description
10.1	Debtor-In-Possession Credit Agreement dated as of November 18, 2020, by and among General Moly, Inc. and the DIP Lenders.
10.2	Restructuring Support Agreement dated as of November 18, 2020, by and among General Moly, Inc., the DIP Lenders, the Consenting Bondholders and the Additional RSA Support Parties.
99.1	Press Release of General Moly, Inc. dated November 18, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MOLY, INC.

Date: November 20, 2020	By:	/s/ Thomas M. Kim
Thomas M. Kim
Interim Chief Executive Officer